Recent developments	3 Months Ended
Mar. 31, 2018
Disclosure of events after reporting period [Abstract]
Recent developments
Recent developments
On March 23, 2018 - the Company announced the submission of an investment proposal to partner with SanCor Cooperativas Unidas Limitadas (“SanCor”), one of the leading dairy processors of Argentina (the “Offer”). The Offer has been approved by the constituent members of the SanCor cooperative, however the Offer is still subject to the satisfaction of certain conditions precedent relating to SanCor’s restructuring and refinancing of SanCor’s indebtedness as well as SanCor and Adecoagro agreeing on formal documentation, among others. SanCor is one of the largest milk processors in Argentina. SanCor produces a wide range of dairy products, including milk, powdered milk, cheese, cream. SanCor is a well-established brand with more than 80 years in the marketplace. It owns several industrial assets with a total milk processing capacity of 4 million liters per day.